UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CADENCE DESIGN SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

+

Online
Go to www.envisionreports.com/CDNS or scan the QR code – login details are located in the shaded bar below.
Votes submitted electronically must be received by 11:59 p.m. Eastern Time on April 29, 2020.

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

Cadence Design Systems, Inc. Annual Stockholder Meeting to be Held on April 30, 2020

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 28, 2019 are available at:

Easy Online Access – View your proxy materials and vote.
Step 1: Go to www.envisionreports.com/CDNS.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 16, 2020 to facilitate timely delivery.

+
2 N O T

037Y3D

Stockholder Meeting Notice

Dear Stockholder:

The 2020 Annual Meeting of Stockholders of Cadence Design Systems, Inc. (“Cadence”) will be held at the offices of Cadence located at 2655 Seely Avenue, Building 10, San Jose, California 95134, on Thursday, April 30, 2020, at 1:00 p.m. Pacific Time.

Proposals to be considered at the Annual Meeting:

(1) To elect the nine directors named in the proxy statement to serve until the 2021 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the directors’ earlier death, resignation or removal.

(2) To approve the amendment of the Omnibus Equity Incentive Plan.

(3) To vote on an advisory resolution to approve named executive officer compensation.

(4) To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cadence for its fiscal year ending January 2, 2021.

(5) To vote on a stockholder proposal regarding special stockholder meetings.

(6) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors of Cadence recommends a vote FOR each of the nine director nominees for election, a vote FOR proposals 2, 3 and 4 and a vote AGAINST proposal 5.

The Board of Directors of Cadence has fixed the close of business on March 2, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2020 Annual Meeting of Stockholders and any adjournment or postponement thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
–	Internet - Go to www.envisionreports.com/CDNS. Click Cast Your Vote or Request Materials.
–	Phone - Call us free of charge at 1-866-641-4276.
–

Email - Send an email to investorvote@computershare.com with “Proxy Materials Cadence Design Systems, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 16, 2020.